THIRD MODIFICATION OF AMENDED AND RESTATED
SECURED REVOLVING LINE OF CREDIT AND SECURITY
AGREEMENT AND OTHER LOAN DOCUMENTS

         THIS THIRD MODIFICATION OF AMENDED AND RESTATED SECURED REVOLVING LINE OF CREDIT AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (the “Modification”) is effective as of the 1st day of April, 2001, by and between COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation (“Lender”), whose address is 450 South Orange Avenue, Suite 900, Orlando, Florida 32801, and COMMERCIAL NET LEASE REALTY SERVICES, INC., a Maryland corporation (“Borrower”), whose address is 450 South Orange Avenue, Suite 900, Orlando, Florida 32801;

W I T N E S S E T H:

         WHEREAS, Borrower is indebted to Lender as evidenced by that certain Replacement Promissory Note by Borrower in favor of Lender, in the original principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), effective as of May 1, 1999, as such debt was renewed and increased under that certain Renewal Promissory Note, in the original principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00), effective as of April 1, 2000, and further renewed and increased under that certain Second Renewal Promissory Note, in the original principal amount of SIXTY FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00), effective as of October 1, 2000 (the “Second Renewal Note”), and otherwise, pursuant to that certain Amended and Restated Secured Revolving Line of Credit and Security Agreement, effective as of May 1, 1999, as modified by that certain Modification of Amended and Restated Secured Revolving Line of Credit and Security Agreement and Other Loan Documents, effective as of April 1, 2000, and that certain Second Modification of Amended and Restated Secured Revolving Line of Credit and Security Agreement and Other Loan Documents, effective as of October 1, 2000 (collectively, the “Agreement”);

        WHEREAS, the Second Renewal Note is secured by certain properties of Borrower under certain other Loan Documents, as defined under the Agreement (the “Loan Documents”);

        WHEREAS, Borrower has requested a renewal of its debt under that certain Second Renewal Note and an increase in the line of credit available to Borrower to up to EIGHTY FIVE MILLION AND NO/100 DOLLARS ($85,000,000.00), as evidenced by that certain Third Renewal Promissory Note by Borrower in favor of Lender, effective as of April 1, 2001 (the “Third Renewal Note”); and

        WHEREAS, Borrower and Lender have agreed to modify the Agreement and the Loan Documents upon the terms and conditions hereinafter set forth.

        NOW THEREFORE, in consideration of the premises hereof, and the mutual covenants contained herein, and of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid by Borrower to Lender, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

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1.         Recitals. All of the foregoing recitations are true and correct and are hereby incorporated herein and made a part hereof.

2.         Obligations Secured. Borrower hereby covenants, stipulates, agrees and acknowledges that the obligation of Borrower to repay to Lender the Second Renewal Note is hereby declared to be secured by the Agreement and the Loan Documents, in the same manner and to the same extent as if the Third Renewal Note was made and executed on the date that the Agreement was originally executed and delivered.

3.         Maturity Date. The Revolving Credit Maturity Date as defined under Section 1.1 of the Agreement is hereby changed to July 30, 2001.

4.         Commitment Amount. The Revolving Credit Commitment Amount as defined under Section 1.1 of the Agreement, is hereby increased to $85,000,000.00.

5.         Definition of Note. The term "Note" contained in each of the Loan Documents and the Agreement shall take the meaning of the term "Third Renewal Note" as defined by this Modification.

6.        Loan Origination Fee. Section 2.8(c) of the Agreement is hereby deleted in its entirety.

7.        Miscellaneous. Except as expressly set forth by this Modification, the Agreement and the Loan Documents shall remain in full force and effect, in strict accordance with the terms thereof. The Agreement, as modified by this Modification, shall bind and inure to the benefit of, the representatives, successors and assigns of the parties of this Modification.

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        IN WITNESS WHEREOF, the parties to this Modification have executed this Modification in a manner and form sufficient to bind them as of the day and year first above written.

COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation By: ______________________________ Kevin B. Habicht, Executive Vice President (Corporate Seal)
COMMERCIAL NET LEASE REALTY, SERVICES, INC., a Maryland corporation By: ______________________________ Kevin B. Habicht, Executive Vice President (Corporate Seal)

3 STATE OF _________________
COUNTY OF _______________

          The foregoing Third Modification of Amended and Restated Secured Revolving Line of Credit and Security Agreement and Other Loan Documents, effective as of April 1, 2001, by and between Commercial Net Lease Realty Services, Inc., a Maryland corporation and Commercial Net Lease Realty, Inc., a Maryland corporation (“CNLR”)was acknowledged before me this _____ day of __________, 2001, by Kevin B. Habicht, as Executive Vice President of CNLR, who is personally known to me.

NOTARY PUBLIC Print Name: ______________________________ Commission No.:__________________________ My Commission Expires:____________________

STATE OF _________________
COUNTY OF _______________

          The foregoing Third Modification of Amended and Restated Secured Revolving Line of Credit and Security Agreement and Other Loan Documents, effective as of April 1, 2001, by and between Commercial Net Lease Realty Services, Inc., a Maryland corporation (“CNLRS”) and Commercial Net Lease Realty, Inc., a Maryland corporation was acknowledged before me this _____ day of __________, 2001, by Kevin B. Habicht, as Executive Vice President of CNLRS, who is personally known to me or who has produced ________________________________ as identification.

NOTARY PUBLIC Print Name: ______________________________ Commission No.:__________________________ My Commission Expires:____________________

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